Exhibit 10.6

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is made as of December 14, 2000, by and among Advanced Technologies Communications, Inc., a corporation incorporated under the laws of Nevada (the "Company"), Wanquay Limited ("Purchaser"), and Epstein Becker & Green, P.C., having an address at 250 Park Avenue, New York, NY 10177 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Common Stock Purchase Agreement referred to in the first recital.

      WHEREAS, the Purchaser will from time to time as requested by the Company, purchase shares of the Company's Common Stock from the Company as set forth in that certain Common Stock Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchaser and the Company, which will be issued as per the terms and conditions contained herein and in the Purchase Agreement; and

      WHEREAS, the Company and the Purchaser have requested that the Escrow Agent hold in escrow and then distribute the initial documents and certain funds which are conditions precedent to the effectiveness of the Purchase Agreement, and have further requested that upon each exercise of a Draw Down, the Escrow Agent hold the relevant documents and the applicable purchase price pending receipt by Purchaser of certificates representing the securities issuable upon such Draw Down;

      NOW, THEREFORE, in consideration of the covenants and mutua1 promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                   TERMS OF THE ESCROW FOR THE INITIAL CLOSING

      1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds and documents which are referenced in Section 5.2 of the Purchase Agreement.

      1.2.  At the initial  Closing,  the  Company  shall  deliver to the Escrow
Agent:

            (i) the original executed Registration Rights Agreement in the form of Exhibit A to the Purchase Agreement;

            (ii) the original executed opinion of Halperin & Associates in the form of Exhibit C to the Purchase Agreement;

            (iii) the  sum  of  $17,500  for  the  fees  and   expenses  of  the
                  Purchaser's counsel;


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            (iv)  the  original  executed  Company  counterpart  of this  Escrow
                  Agreement;

            (v) the original executed Company counterpart of the Purchase Agreement;

            (vi) the original executed Initial Warrant in the form of Exhibit E to the Purchase Agreement; and

            (vii) a Warrant  certificates  issued  to  Ladenburg  Thalmann & Co.
                  Inc.   otherwise   identical  the  Initial  Warrant  (the  "LT
                  Warrant").

      1.3. Upon receipt of the foregoing, and receipt of executed counterparts from Purchaser of the Purchase Agreement, the Registration Rights Agreement and this Escrow Agreement, the Escrow Agent shall calculate and enter the exercise price, the issuance date and termination date on the face of the Initial Warrant and the LT Warrant and immediately transfer the sum of $17,500 to Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177 for the Purchaser's legal, administrative and escrow costs and the Escrow Agent shall then arrange to have the Purchase Agreement, this Escrow Agreement, the Registration Rights Agreement, the Initial Warrant, the LT Warrant and the opinion of counsel delivered to the appropriate parties.

      1.4 Wire  transfers to the Escrow Agent shall be made as follows:

                           Epstein Becker Green. P.C.
                           Master Escrow Account
                           Chase Manhattan Bank
                           1411 Broadway - Fifth Floor
                           New York, New York 10018
                           ABA No. 021000021
                           Account No. 035 1 346036
                           Attention: L. Borneo

                                   ARTICLE II

                     TERMS OF THE ESCROW FOR EACH DRAW DOWN

      2.1. Each time the Company shall send a Draw Down Notice to the Purchaser as provided in the Purchase Agreement, it shall send a copy, by facsimile, to the Escrow Agent.

      2.2. Each time the Purchaser shall purchase Shares pursuant to a Draw Down, the Purchaser shall send the applicable purchase price of the Draw Down Shares to the Escrow Agent, which shall advise the Company in writing that it has received the purchase price for such Draw Down Shares. The Company shall promptly, but no later than three (3) Trading Days after receipt of such funding notice from the Escrow Agent, cause its transfer agent to issue the Draw


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

Down Shares to the Purchaser via DTC deposit to the account specified by the Purchaser from time to time, and deliver the following items to the Escrow
Agent:

            (i) the original executed opinion of Halperin & Associates in the form of Exhibit C;

            (ii)  a Form 424(b)  supplemental  prospectus  to  the Escrow Agent;

            (iii) the Draw Down Warrant; and

            (iv) a warrant certificate issued to Ladenburg Thalmann & Co. Inc. otherwise identical to that of the Draw Down Warrant (the "LT Draw Down Warrant").

      Upon receipt of written confirmation from the transfer agent or from the Purchaser that such Draw Down Shares have been so deposited and the aforementioned items have been so delivered, the Escrow Agent shall enter the exercise price, issuance date and termination date on the face of the Draw Down Warrant and LT Draw Down Warrant and within one (1) Trading Day, wire 96% of the Purchase Price of the Draw Down per the written instructions of the Company, net of $750 as escrow expenses to the Escrow Agent and net of, as to the first Settlement only, $25,000 to Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177 for the Purchaser's legal, administrative and escrow costs and the remaining 4% of the Purchase Price as directed by Ladenburg Thalmann & Co. Inc. and deliver the Draw Down Warrant, LT Draw Down Warrant, the opinion and the supplemental prospectus to the Purchaser.

                                   ARTICLE III

                                  MISCELLANEOUS

      3.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

      3.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as set forth in the Purchase Agreement.

      3.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

      3.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.


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

      3.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

      3.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Except as expressly set forth herein, any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall be brought in the Federal or state courts of New York, New York as is more fully set forth in the Purchase Agreement.

      3.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Purchaser and the Escrow Agent.

      3.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

      3.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      3.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

      3.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Purchaser, and may continue to act as legal counsel for the Purchaser, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Purchaser and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Purchaser and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.


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

      3.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

      3.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      3.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgement of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

      3.15. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow
Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of this l4th day of December, 2000.

                                      Advanced Communications Technologies, Inc.

                                      By: /s/ Roger May
                                         ---------------------------------------
                                         Roger May, Chief Executive Officer

                                      Wanquay Limited

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      ESCROW AGENT:

                                      EPSTEIN BECKER & GREEN, P.C.

                                      By:
                                         ---------------------------------------
                                         Robert F. Charron, Authorized Signatory

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